[USAA                    USAA CORNERSTONE STRATEGY FUND
EAGLE
LOGO]                     SUPPLEMENT DATED APRIL 19, 2002
                   TO THE PROSPECTUS AND INFORMATION STATEMENT
             DATED MARCH 25, 2002, AS SUPPLEMENTED ON APRIL 5, 2002



DELETE THE LAST PARAGRAPH BEGINNING ON PAGE 4 OF THE PROSPECTUS AND INFORMATION STATEMENT AND INSERT THE FOLLOWING PARAGRAPH IN ITS PLACE.

Although the estimated Total Operating Expenses for the Cornerstone Strategy Fund and the Growth Strategy Fund pro forma combined exceed the Total Operating Expenses for the Cornerstone Strategy Fund alone for the specified period, IMCO voluntarily will waive its fees and reimburse expenses to the Cornerstone Strategy Fund to the extent necessary to ensure that, excluding management fees, the Fund's total operating expense ratio ("Other Expenses") after the Reorganization does not exceed the ratio of that Fund's Other Expenses as of March 31, 2002. This arrangement will be in effect through September 30, 2003.

DELETE PARAGRAPHS (7) THROUGH (9) ON PAGE 9 OF THE PROSPECTUS AND INFORMATION STATEMENT AND INSERT THE FOLLOWING PARAGRAPHS IN THEIR PLACE.

     (7) IMCO voluntarily will waive its fees and reimburse expenses of the Cornerstone Strategy Fund for the period from March 31, 2002 through September 30, 2003 to the extent necessary to ensure that Cornerstone Strategy Fund's Other Expenses (as defined above) after the Reorganization will not exceed the ratio of that Fund's Other Expenses as of March 31, 2002;

     (8) because of the expense limitation arrangement currently in effect for the Growth Strategy Fund and IMCO's commitment to waive its fees and reimburse expenses for the Cornerstone Strategy Fund effective March 31, 2002 as described above, the expenses of the Reorganization will be borne by IMCO unless the ratio of Other Expenses for the Cornerstone Strategy Fund otherwise falls below the March 31, 2002 level;

     (9) the Reorganization will permit the fixed costs of the Cornerstone Strategy Fund to be spread over a larger asset base, which over time may result in a slight decrease in the operating expenses of the Cornerstone Strategy Fund; however, if there were an increase in the operating expenses of the Cornerstone Strategy Fund after the Reorganization, the fee waiver and expense reimbursement agreement described in paragraph (7) above would limit the ratio of Cornerstone Strategy Fund's Other Expenses to an amount no higher than the March 31, 2002 level through September 30, 2003; . . .

                                    * * * * *


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                      41296-0402